REGIONS MORGAN KEEGAN SELECT FUNDS
                                Amendment No. 15
                                     to the
                     Amended & Restated Declaration of Trust
                               dated May 19, 2000


THIS Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5. Establishment and Designation of Series or Class.
                  ------------------------------------------------


      Without limiting the authority of the Trustees set forth in Article XII,
      Section 8, INTER ALIA, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                   Regions Morgan Keegan Select Balanced Fund

                                 Class A Shares

                                 Class C Shares

                                 Class I Shares

                 Regions Morgan Keegan Select Fixed Income Fund

                                 Class A Shares

                                 Class C Shares

                                 Class I Shares

            Regions Morgan Keegan Select Government Money Market Fund

                                 Class A Shares

                    Regions Morgan Keegan Select Growth Fund

                                 Class A Shares

                                 Class C Shares

                                 Class I Shares

         Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

                                 Class A Shares


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                                 Class C Shares

                                 Class I Shares

          Regions Morgan Keegan Select Limited Maturity Government Fund

                                 Class A Shares

                                 Class C Shares

                                 Class I Shares

                Regions Morgan Keegan Select Mid Cap Growth Fund

                                 Class A Shares

                                 Class C Shares

                                 Class I Shares

                 Regions Morgan Keegan Select Mid Cap Value Fund

                                 Class A Shares

                                 Class C Shares

                                 Class I Shares

             Regions Morgan Keegan Select Treasury Money Market Fund

                                 Class A Shares

                     Regions Morgan Keegan Select Value Fund

                                 Class A Shares

                                 Class C Shares

                                 Class I Shares



            The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 12th day of February, 2004.


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            WITNESS the due execution hereof as of this 7th day of June, 2004.







/s/ J. Kenneth Alderman             /s/ W. Randall Pittman
------------------------------      ------------------------------

J. Kenneth Alderman                 W. Randall Pittman



/s/ William Jefferies Mann          /s/ Mary S. Stone
------------------------------      ------------------------------

William Jefferies Mann              Mary S. Stone



/s/ James Stillman R. McFadden      /s/ Archie W. Willis, III
------------------------------      ------------------------------

James Stillman R. McFadden          Archie W. Willis, III



/s/ Allen B. Morgan, Jr.            /s/ James D. Witherington, Jr.
------------------------------      ------------------------------

Allen B. Morgan, Jr.                James D. Witherington, Jr.









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